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                                                                   Exhibit 99.1



                     TRAMMELL CROW COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


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                                                                YEARS ENDED DECEMBER 31
                                                                -----------------------
                                                                 2000            1999
                                                                 ----            ----
                                                               (IN THOUSANDS, EXCEPT SHARE
                                                                    AND PER SHARE DATA)
REVENUES
   GLOBAL SERVICES:
   CORPORATE
   Facilities management ..................................   $   139,435   $    99,008
   Corporate advisory services ............................       142,850       104,058
   Project management services ............................        49,223        27,492
                                                              -----------   -----------
                                                                  331,508       230,558
   INSTITUTIONAL
   Property management ....................................       164,521       155,425
   Brokerage ..............................................       150,001       141,356
   Construction management ................................        22,672        24,860
                                                              -----------   -----------
                                                                  337,194       321,641

   Income from investments in unconsolidated subsidiaries .         1,147             -
   Other ..................................................           555           886
                                                              -----------   -----------
                                                                  670,404       553,085
   DEVELOPMENT AND INVESTMENT:
   Development and construction fees ......................        92,360        76,376
   Income from investments in unconsolidated subsidiaries .         5,918        23,338
   Gain on disposition of real estate .....................        41,804        33,246
   Other ..................................................         1,183         1,398
                                                              -----------   -----------
                                                                  141,265       134,358
                                                              -----------   -----------
                                                                  811,669       687,443
COSTS AND EXPENSES
   Salaries, wages and benefits ...........................       434,379       356,849
   Commissions ............................................       119,702        97,838
   General and administrative .............................       112,184        97,530
   Depreciation ...........................................        12,544         8,431
   Amortization ...........................................        11,578         9,112
   Interest ...............................................        16,947         9,507
   Minority interest ......................................         4,853        18,579
   Writedowns due to impairment of goodwill and investments        40,347             -
                                                              -----------   -----------
                                                                  752,534       597,846
                                                              -----------   -----------
Income before income taxes ................................        59,135        89,597
Income tax expense ........................................        23,681        35,154
                                                              -----------   -----------
Net income ................................................   $    35,454   $    54,443
                                                              ===========   ===========

Earnings per share:
   Basic ..................................................   $      1.02   $      1.56
 Diluted ..................................................   $      0.98   $      1.50
Weighted average common shares outstanding:
  Basic ...................................................    34,851,738    34,991,707
  Diluted .................................................    36,147,744    36,411,063

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